     As filed with the Securities and Exchange Commission on April 16, 1999.
                               File No. 333-______
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                          ACCREDO HEALTH, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                                    62-1642871
   (State or Other Jurisdiction of                  (I.R.S. Employer
   Incorporation or Organization)                  Identification Number)

                     1640 CENTURY CENTER PARKWAY, SUITE 101
                                MEMPHIS, TN 38134
                                 (901) 385-3688
             (Address, including zip code, and telephone number of
                           Principal Executive Offices)

      NOVA HOLDINGS, INC. AND ITS SUBSIDIARIES STOCK OPTION AND RESTRICTED
                       PURCHASE PLAN, AS AMENDED AND RESTATED

         ACCREDO HEALTH, INCORPORATED 1999 EMPLOYEE STOCK PURCHASE PLAN

           ACCREDO HEALTH, INCORPORATED 1999 LONG-TERM INCENTIVE PLAN

                            (Full Title of the Plans)

                                DAVID D. STEVENS
                             CHIEF EXECUTIVE OFFICER
                          ACCREDO HEALTH, INCORPORATED
                     1640 CENTURY CENTER PARKWAY, SUITE 101
                                MEMPHIS, TN 38134
                                 (901) 385-3688
             (Name, address, including zip code, and telephone number,
                    including area code, of agent for service)
                               -------------------
                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Proposed                  Proposed
        Title of Securities                 Amount to                 Maximum                    Maximum               Amount of
          to be Registered               be Registered(1)          Offering Price               Aggregate            Registration
                                                                    Per Share(2)            Offering Price(2)           Fee(2)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock(3)                              662,858                   $3.00                   $1,988,574
                                             236,428                   $6.00                   $1,418,568
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock(4)                              698,214                  $16.00                  $11,171,424
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      1,597,500                                          $14,578,566             $4,052.85
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Amount to be registered includes:

          (i) 962,500 shares to be issued pursuant to the grant or exercise of awards under the Nova Holdings, Inc. and its Subsidiaries Stock Option and Restricted Purchase Plan, as amended and restated.

          (ii) 135,000 shares to be issued pursuant to the purchase of shares by employees under the Accredo Health, Incorporated 1999 Employee Stock Purchase Plan;

          (iii) 500,000 shares to be issued pursuant to the grant or exercise of awards under the Accredo Health, Incorporated 1999 Long-Term Incentive Plan; and

          (iv) any additional shares to be issued pursuant to the anti-dilution provisions of the Plans.

(2) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(h)(1) of the Securities Act, based on (i) the price at which outstanding options may be exercised, and (ii) the initial public offering price per share of the Registrant's Common
     Stock with respect to shares for which the offering price is not known.

(3)  Shares subject to outstanding options granted under the Plans.

(4) Shares which may be issued under the Plans and upon the exercise of options which may be granted in the future under the Plans.

PART I.   INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS
--------------------------------------------------------------


         The documents containing information specified by Part I of this Registration Statement will be sent or given to participants in the Plans as specified by Rule 428(b)(i) under the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not required to be filed with the Securities and Exchange Commission (the "Commission"), but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act.

PART II.   INFORMATION REQUIRED IN REGISTRATION STATEMENT
---------------------------------------------------------


ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Accredo Health, Incorporated (the "Registrant") with the Commission are incorporated by reference into this Registration Statement and are deemed to be a part hereof from the date of the filing of such documents:

         (1) The Registrant's Registration Statement on Form S-1 (SEC File No. 333-62679) filed with the Commission on September 1, 1998, together with all amendments thereto;

         (2) The Registrant's Prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 in connection with the Registrant's Registration Statement on Form S-1 (SEC File No. 333-62679); and

         (3) The description of Common Stock contained in the Registrant's Registration Statement on Form 8-A filed on April 13, 1999, including any amendment or report filed for the purpose of updating such description.

         All other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Securities Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.           DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Article VIII of the Registrant's Amended and Restated Certificate of Incorporation provides, in detail, for the indemnification of directors, officers and employees of the registrant to the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law ("DGCL").

         Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 145 of the DGCL further provides that, to the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; and that indemnification provided by, or granted pursuant to,
Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled. Section 145 further empowers the corporation to purchase and maintain insurance on behalf of any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145 of the DGCL.

         Section 102(b)(7) of the DGCL enables a Delaware corporation to provide in its certificate of incorporation for the elimination or limitation of the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any such provision cannot eliminate or limit a director's liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL (which imposes liability on directors for unlawful payment of dividends or unlawful stock purchase or redemption); or (4) for any transaction from which the director derived an improper personal benefit.
Article IX of the Certificate of Incorporation of the Registrant eliminates the liability of a director of the Registrant to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED

                  Not applicable.

ITEM 8.           EXHIBITS

         The exhibits included as part of this Registration Statement are as follows:

             EXHIBIT NUMBER                       DESCRIPTION
             --------------                       -----------
                    4.1       Amended and Restated Certificate of Incorporation
                              of the Registrant (incorporated by reference to
                              Exhibit 3.1 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)

                    4.2       Amended and Restated Bylaws of the Registrant
                              (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1,
                              SEC File No. 333-62679)

                    4.3 Specimen stock certificate for the Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)

                    5.1       Opinion of Alston & Bird LLP

                    23.1      Consent of Alston & Bird LLP (included in Exhibit
                              5.1)

                    23.2      Consent of Ernst & Young LLP

                    24.1      Power of Attorney (included in Part II of this
                              Registration Statement)

                    99.1      Nova Holdings, Inc. and its Subsidiaries Stock
                              Option and Restricted Purchase Plan, as amended and restated (incorporated by reference to Exhibit
                              10.8 of the Registrant's Registration Statement on
                              Form S-1, SEC File No. 333-62679)

                    99.2      Accredo Health, Incorporated 1999 Employee Stock
                              Purchase Plan (incorporated by reference to Exhibit 10.7 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)

                    99.3      Accredo Health, Incorporated 1999 Long-Term
                              Incentive Plan (incorporated by reference to Exhibit 10.6 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)

ITEM 9.           UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on April 16, 1999.

                                     ACCREDO HEALTH, INCORPORATED


                                  By: /s/  David D. Stevens
                                     -----------------------------------------
                                     David D. Stevens
                                     Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints David D. Stevens and Thomas W. Bell, Jr., and either of them (with full power in each to act alone), as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 16, 1999.

     Signature                                       Capacity
     ---------                                       --------


/s/ David D. Stevens                    Chief Executive Officer and Chairman
--------------------------------        of the Board of Directors (principal
David D. Stevens                        executive officer)


/s/ John R. Grow                        President and Director
--------------------------------
John R. Grow


/s/ Joel R. Kimbrough                   Senior Vice  President and Chief
--------------------------------        Financial Officer, Secretary (principal
Joel R. Kimbrough                       financial and accounting officer)


/s/ Kyle J. Callahan                    Senior Vice President and Director
--------------------------------
Kyle J. Callahan


--------------------------------        Director
Patrick J. Welsh


--------------------------------        Director
Andrew M. Paul


--------------------------------        Director
Kenneth J. Melkus


/s/ Kenneth R. Masterson
--------------------------------        Director
Kenneth R. Masterson

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8

             Exhibit Number                   Description
             --------------                   -----------
                    4.1       Amended and Restated Certificate of Incorporation
                              of the Registrant (incorporated by reference to
                              Exhibit 3.1 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)

                    4.2       Amended and Restated Bylaws of the Registrant
                              (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1,
                              SEC File No. 333-62679)

                    4.3 Specimen stock certificate for the Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)

                    5.1       Opinion of Alston & Bird LLP

                    23.1      Consent of Alston & Bird LLP (included in Exhibit
                              5.1)

                    23.2      Consent of Ernst & Young LLP

                    24.1      Power of Attorney (included in Part II of this
                              Registration Statement)

                    99.1      Nova Holdings, Inc. and its Subsidiaries Stock
                              Option and Restricted Purchase Plan, as amended and restated (incorporated by reference to Exhibit
                              10.8 of the Registrant's Registration Statement on
                              Form S-1, SEC File No. 333-62679)

                    99.2      Accredo Health, Incorporated 1999 Employee Stock
                              Purchase Plan (incorporated by reference to Exhibit 10.7 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)

                    99.3      Accredo Health, Incorporated 1999 Long-Term
                              Incentive Plan (incorporated by reference to Exhibit 10.6 of the Registrant's Registration
                              Statement on Form S-1, SEC File No. 333-62679)